Prepared By:
                                                        ----------------------
                                                        Marc M. Scola, Esq.

                                    RELEASE

This Release, dated May 10, 1999 is given

BY the Releasor(s) MURIEL KAISER, having an address at 10110 Boynton Place Circle, Boynton Beach, Florida 33437

TO R-TEC TECHNOLOGIES, INC., having an address at 61 Mallard Drive, P.O. Box 282, Allamuchy, New Jersey 07820.

If more than one person signs this Release, "I" shall mean each person who signs this Release.

1. RELEASE. I release and give up any and all claims and rights which I may have in a Patent entitled "Composition for the Detection of Electrophlic Gases and Methods of Use Thereof", GSEN 3.0-001, Serial No. 08/837355, filed in the United States and Foreign Countries and any amendments thereto. This releases all claims including those of which I am not aware and those not mentioned in this release. This release applies to claims resulting from anything which has happened up to now. I specifically release the following:

2. PAYMENT. I will receive a total of $850,000.00, in full payment for making this Release. I agree that I will not seek anything further including any other payment from you.

3. WHO IS BOUND. I am bound by this Release. Anyone who succeeds to my rights and responsibilities, such as my heirs or executor of my estate, is also bound. This Release is made for your benefit and all who succeed to your rights and responsibilities, such as your heirs or the executors of your estate.

4. SIGNATURES. I understand and agree to the terms of this release. If this release is made by a corporation, its proper corporate officers sign and its corporate seal is affixed.

Witnessed and Attested by:

---------------------------                     --------------------------
                                                MURIEL KAISER

STATE OF FLORIDA, COUNTY OF PALM BEACH,  SS:

I CERTIFY that on May ___, 1999

  MURIEL KAISER personally came before me and acknowledged under oath, to my satisfaction, that this person or persons: (a) is named in and personally signed this document; and (b) signed, sealed and delivered this document as his or her act and deed.



                                     -----------------------------
                                     A Notary Public of the
                                     State of Florida